FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                 MARCH 23, 2006


             (Exact name of registrant as specified in its charter)

          Nevada                      001-31540                  91-1922863
          ------                      ---------                  ----------
(State of incorporation)      (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)

                    615 Discovery Street
                 Victoria, British Columbia           V8T 5G4
                 --------------------------           -------
          (Address of principal executive offices)   (Zip Code)

       (250) 477-9969 (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications
    pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 7.01 REGULATION FD DISCLOSURE

On Thursday, March 23, 2006, FLEXIBLE SOLUTIONS INTERNATIONAL, INC. issued a press release announcing favorable developments regarding future sales of its products. The content of the press release is shown below in Exhibit 99.1 of this Form 8-K.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

     EXHIBIT     DESCRIPTION
     NO.

     99.1        Text of Press Release Dated March 23, 2006


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FLEXIBLE SOLUTIONS INTERNATIONAL, INC.

Date:    March 24, 2006                 By:  /s/DANIEL B. O'BRIEN
                                             ----------------------
                                             Daniel B. O'Brien
                                             Chief Executive Officer